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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported: July 12, 2007)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-11871                  11-3312952
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     (State or other              (Commission             (I.R.S. Employer
       jurisdiction               File Number)           Identification No.)
    of incorporation)

          507 Knight Street, Suite B
             Richland, Washington                              99352
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     (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (509) 943-2565

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  July 16, 2007



ITEM 7.01 REGULATION FD DISCLOSURE

         On July 12, 2007, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that its wholly owned engineering services subsidiary, Commodore Advanced Sciences, Inc. (CASI), the lead small business member of the Commodore Advanced Sciences Team (CAST), has received special recognition from Bechtel Jacobs Company (BJC) for compiling a perfect environmental safety and health (ES&H) record for on job performance for the entire period from March 2006 to March 2007; more than 41,000 man hours. During this period, CASI amassed a perfect record of performance without an accident or work loss safety related incident on the environmental sampling and data management contract (EDAM).

         The Company received its first ES&H award from Bechtel Jacobs in 2005. To date, CASI has complied over 130,000 man hours, over two and 1/2 years, operating the EDAM contract without a single ES&H incident.

A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated July 12, 2007.




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         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  July 16, 2007                      By:      /s/ James M. DeAngelis
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                                                   James M. DeAngelis
                                                   Senior Vice President and
                                                   Director Investor Relations



























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                                  EXHIBIT INDEX


    Exhibit No.
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       99.1          Press Release dated July 12, 2007 issued by Commodore
                     Applied Technologies, Inc.
































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